UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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COVISINT CORPORATION

(Name of Registrant as Specified In Its Charter)

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Covisint Corporation
One Campus Martius
Detroit, Michigan 48226-5099

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

To the Shareholders of Covisint Corporation:

This Information Statement is being furnished on or about January 24, 2014, by the Board of Directors (the “Board”) of Covisint Corporation, a Michigan corporation (“the Company,” “we,” “us” or “our”), to the holders of record of our issued and outstanding common stock, no par value (“common stock”), as of the close of business on January 9, 2014 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform holders of our common stock that on January 2, 2014, Compuware Corporation, a shareholder owning a majority of our issued and outstanding common stock (our “Majority Shareholder”), executed a written consent (the “Shareholder Consent”) based in part on the Board’s approval of the amendment described below and recommendation on December 30, 2013. The Shareholder Consent approved an amendment to the Covisint Corporation 2009 Long Term Incentive Plan (the “LTIP”) which increases the number of shares of our common stock available for issuance pursuant to stock-based awards granted under the LTIP from 4,500,000 to 7,500,000.

The Shareholder Consent constitutes the consent of a majority of the total number of shares of our outstanding common stock as of the date on which it was signed and is sufficient under Section 407 of the Michigan Business Corporation Act (the “MBCA”) and our Bylaws to approve the above action.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the actions taken pursuant to the Shareholder Consent will be effective no earlier than twenty (20) calendar days after the date on which this Information Statement is being sent to our shareholders.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING SHAREHOLDERS OF THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT DEFINED ABOVE AND RULES THE REGULATIONS PROMULGATED UNDER THE EXCHANGE ACT, INCLUDING REGULATION 14C.

By Order of the Board of Directors

/s/ Robert C. Paul

Robert C. Paul
Chairman and Director

January 24, 2014

COVISINT CORPORATION
INFORMATION STATEMENT
Unless otherwise noted, references to “Company,” “we,” “our,” or “us” mean Covisint Corporation, a Michigan corporation. Our principal executive offices are located at One Campus Martius, Detroit, MI 48226; telephone: (313) 227-7000.
WE ARE NOT ASKING FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
We are furnishing this Information Statement in connection with an action taken by our Majority Shareholder. On December 30, 2013, our Board adopted resolutions proposing and declaring advisable the following action, and on January 2, 2014, our Majority Shareholder approved:

•
an amendment to the LTIP which increases the number of shares of our common stock available for issuance pursuant to stock-based awards granted under the LTIP from 4,500,000 to 7,500,000 (the “LTIP Amendment”).

There will not be a meeting of shareholders and none is required under the MBCA, because such action has been approved by the Shareholder Consent.
This Information Statement is being mailed to the holders of our common stock on or about January 24, 2014.
We prepared and distributed this Information Statement.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
As determined by our Board or the compensation committee of our Board, our executive officers and directors will be eligible to receive awards and grants under our LTIP.
VOTING AND VOTE REQUIRED
We are not seeking a consent, authorization or proxy from you. Section 407 of the MBCA permits the shareholders of a Michigan corporation to take action without a meeting upon the written consent of the holders of outstanding shares of voting common stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise provided in the corporation’s articles of incorporation. Approval by our Majority Shareholder was required to approve the LTIP Amendment.
As of the close of business on January 9, 2014, the record date for the determination of shareholders entitled to vote or execute a written consent on these matters, we had outstanding 37,490,500 shares of common stock. Each holder of our common stock on that date was entitled to cast one vote for each share of common stock registered in the holder’s name.
By Shareholder Consent dated January 2, 2014, as permitted by Section 407 of the MBCA, our Majority Shareholder approved the LTIP Amendment. We are mailing this Information Statement to all shareholders of record on January 9, 2014, including those shareholders who did not execute a consent.
The LTIP Amendment will be deemed adopted 20 days after this Information Statement is mailed. A copy of the LTIP Amendment is attached to this Information Statement as Exhibit A.
NOTICE PURSUANT TO SECTION 407
Pursuant to Section 407 of the MBCA, we are required to provide prompt notice of the taking of corporate action by written consent to our shareholders who have not consented in writing to such action. Exhibit B to this Information Statement serves as the notice required by Section 407 of the MBCA.

SUMMARY OF OUR LTIP
Description of Our LTIP
The essential features of our LTIP are outlined below. The following description is not complete and is qualified by reference to the full text of our LTIP, which is appended to this Information Statement as Exhibit C.
General Information
The LTIP was approved by the Board and the Company’s sole shareholders at the time of such approval on August 24, 2009. The Company adopted the LTIP to encourage its employees and directors to own stock and align their interests with those of the Company’s shareholders and to attract, motivate and retain qualified employees and directors.
All employees and directors of the Company, its parent and its subsidiaries are eligible to receive awards under the LTIP. We currently have approximately 458 employees and 6 non-employee directors, although, of those individuals, we estimate that approximately only 22 persons are currently eligible to receive awards under the LTIP. The Committee (defined below) administering the LTIP selects, in its sole discretion from time to time, those who will receive awards under the LTIP.
Before adoption of the LTIP Amendment, the Company had reserved an aggregate of 4,500,000 shares of our common stock to be issued as stock-based awards granted under the LTIP. Upon the effectiveness of the LTIP Amendment, an aggregate of 7,500,000 shares of our common stock will be so reserved. If any award under the LTIP is forfeited or cancelled or otherwise expires or terminates without issuance of shares of our common stock or is settled for cash, the underlying shares of our common stock become available again to be granted under the LTIP. To prevent dilution or enlargement of the rights of participants under the LTIP, appropriate adjustments will be made if any change is made to the outstanding shares of our common stock by reason of any merger, reorganization, statutory share exchange, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value.
The LTIP permits the granting of a variety of stock-based awards. These are described below.
Administration of the LTIP
The LTIP is administered by the Compensation Committee of our Board or any other committee or sub-committee of the Board designated by the Board from time to time satisfying the conditions specified in the LTIP (the “Committee”). The Board reserved the right to act in lieu of any such Committee from time to time. Committee members serve as such at the pleasure of the Board and may be removed by the Board at any time. Currently, the Compensation Committee of the Board acts as the Committee administering the LTIP. Members of the Compensation Committee are eligible for awards under the LTIP.
Among other powers specifically set forth in the LTIP, the Committee has the power and authority in its discretion to:

1.	select participants who will receive awards;

2.	make awards under the LTIP and determine the terms and conditions of awards (subject to the terms and conditions of the LTIP);

3.	amend, modify, or cancel any award, subject to limitations specified in the LTIP;

4.	subject to Code Section 409A, accelerate, continue, or defer the exercisability or vesting of any award or any shares acquired through an award;

5.
authorize, in conjunction with any applicable deferred compensation plan of the Company, that the receipt of cash or shares of our common stock subject to any award under the LTIP may be deferred under the terms and conditions of such deferred compensation plan;

6.	establish such other awards, besides those specifically enumerated in the LTIP, which the Committee determines are consistent with the LTIP’s purposes;

7.
make appropriate adjustments in the number and type of securities that may be delivered under the LTIP and in the number and kind of securities subject to, and exercise price of, awards to prevent dilution or enlargement of the rights of participants under the LTIP in the event of a change in corporate structure affecting our common stock or its value; and

8.	interpret the terms of the LTIP and establish rules and regulations for the administration of the LTIP.
In the case of awards designated as awards under Section 162(m) of the Code, the Committee’s power to take certain actions will be limited by Section 162(m). The Committee’s authority is also limited in certain instances by Section 409A of the Code. The Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights in exchange for cash or in exchange for the grant of new awards as substitutes under the LTIP or amend outstanding options or stock appreciation rights to reduce the exercise price below the exercise price of the original award without shareholder approval.

To the extent permitted by applicable law, the Committee may delegate to the Company’s Chief Executive Officer the authority, subject to such terms and limitations as the Committee may determine by resolution, to grant awards to, cancel, modify, waive rights with respect to, alter, discontinue, terminate and otherwise exercise the Committee’s authority under the LTIP with respect to awards held by participants who are not persons subject to Section 16 of the Exchange Act. The acts of the Chief Executive Officer under such delegated authority will be treated as acts of the Committee, and the Chief Executive Officer will report regularly to the Committee regarding any award so granted or other actions taken by the Chief Executive Officer using such delegated authority.
Participants under the LTIP will be bound by any decision or action that the Committee takes under the LTIP. No new awards may be made under the LTIP on or after August 24, 2019. The LTIP may be amended or terminated by the Board at any time, although no LTIP amendment will be effective without shareholder approval if such amendment materially increases the benefits accruing to participants under the LTIP, increases the number of shares subject to the LTIP (except pursuant to the adjustment provisions set forth in the LTIP), changes the provisions relating to eligibility for awards or modifies the LTIP in any manner requiring shareholder approval under any applicable stock exchange rule. The terms of an award agreement may not be amended in a manner adverse to any participant without such participant’s consent, except to the extent provided in the participant’s award agreement or to bring the LTIP or the participant’s award into compliance with (or qualify for an exemption under) Code Section 409A. The terms of a participant award may be adjusted, though, in the event of certain extraordinary corporate transactions or events involving the Company, and the vesting provisions may be waived or adjusted if the participant’s employment or directorship terminates.
Types of LTIP Awards and Limits
Stock Options. Stock options provide participants with the right to purchase a given number of newly issued shares of our common stock from the Company at a fixed price, without fees, commissions or other charges. The Committee may grant incentive stock options (satisfying certain conditions for favorable tax treatment under Code Section 422) and nonqualified stock options under the LTIP. All of the 7,500,000 shares of our common stock reserved for issuance under the LTIP may be granted as incentive stock options if the Committee so desires. The Committee determines the terms of any option grant, subject to the limitations in the LTIP, and such terms will be set forth in an award agreement. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the LTIP will not be less than the fair market value of our common stock on the grant date. If permitted in the award agreement, payment upon exercise may be made by (1) cash or check, (2) delivery of shares of our common stock, (3) pursuant to a broker assisted cashless exercise, (4) delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) other means determined by the Committee. Shares of our common stock surrendered upon exercise will be valued at fair market value, and the certificates for such shares will be duly endorsed for transfer or accompanied by appropriate stock powers and will be surrendered to the Company. A payment method involving delivery or withholding of shares of our common stock may not be used if it would violate applicable law or would result in adverse accounting consequences for the Company. Participants will not receive dividend equivalents rights on option awards.
Options constituting incentive stock options may be granted only to employees of the Company. The aggregate market value, determined on the grant date of incentive stock options first becoming exercisable during a calendar year, may not exceed $100,000. In addition, in the event a participant is more than a 10% shareholder of the Company, the exercise price of the incentive stock option may not be less than 110% of the fair market value of the common stock on the grant date, and the option may not be exercised more than five years after the grant date. In addition to these conditions, in order to receive the favorable tax treatment under Code Section 422, the participant would be required to satisfy certain holding period requirements for the shares following exercise.
Stock Appreciation Rights. A stock appreciation right is the right to receive cash or shares of our common stock upon exercise of the right based upon the amount of appreciation in the fair market value of the common stock from the specified exercise price. The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines, subject to the limitations in the LTIP, and such terms will be set forth in an award agreement. No stock appreciation right may be exercised more than ten years after the grant date. The exercise price may not be less than the fair market value of the common stock on the grant date. Upon exercise of a stock appreciation right, a participant will have the right to receive the excess of the aggregate fair market value of the shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to a participant in cash or shares of our common stock as specified in the award agreement. Participants will not receive dividend equivalent rights on stock appreciation rights awards.
Restricted Stock and Restricted Stock Units. Restricted stock is issued stock that generally may not be transferred until the restrictions have lapsed or other vesting conditions have been satisfied. Restricted stock units give participants the right to receive cash or shares of our common stock upon the lapse of the restrictions or satisfaction of the vesting conditions. The Committee may grant awards of restricted stock and restricted stock units pursuant to such terms and conditions, including restrictions on transferability and alienation and other restrictions, as the Committee determines, subject to the limitations in the LTIP, and such terms will be set forth in an award agreement. Any stock certificate a participant receives upon a grant of restricted stock will typically be legended to reflect the applicable transfer restrictions, or the Company may retain the stock certificate until the restrictions lapse. If the restricted stock is issued in book entry form, a notation with similar restrictive effect will be made with the book entry. The Committee may require payment of consideration for restricted stock granted under the LTIP, which may be payable in cash, stock or other property. For issued and outstanding shares of restricted stock, participants have the same rights as other shareholders, including all voting and dividend rights upon issuance of the related stock certificate, even if the shares remain subject to transfer restrictions. For restricted stock units, participants may receive dividend equivalent rights at the Committee’s discretion. Restricted stock units are payable in shares of our common stock or cash as of the vesting date, as provided in the award agreement, and must be settled within two and one-half months after the later of the end of the calendar or fiscal year in which the restricted stock unit vests.
Performance Awards. The Committee may grant performance awards on terms and conditions that the Committee determines, subject to the limitations in the LTIP, and such terms will be set forth in an award agreement. Performance awards consist of the right to receive cash, shares of our common stock or a combination of each upon achievement of specified performance goals. Performance awards may be granted as performance shares or performance units at the discretion of the Committee. The written agreement for each grant will specify whether the award consists of performance shares or performance units, the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, participants will have the right to receive legended share certificates subject to restrictions on transferability. To the extent such shares are issued and outstanding, a participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received will be reinvested in additional performance shares (subject to the same restrictions). In the case of performance units, a participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, shares of our common stock or a combination of each. Performance awards must be paid within two and one-half months after the later of the end of the calendar or fiscal year in which the award is no longer subject to a substantial risk of forfeiture.
Incentive Awards. The Committee may grant incentive awards on terms and conditions that the Committee determines, subject to the limitations in the LTIP, and such terms will be set forth in an award agreement. The determination for granting incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Incentive awards will be paid in cash and will equal a percentage of a participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and one-half months after the end of the fiscal year in which the award is earned, but only after the Committee determines that the performance goals were attained.
Code Section 162(m) Awards. The Committee may designate that any award in the form of restricted stock, restricted stock units, performance shares, performance units or incentive awards be granted pursuant to Code Section 162(m). As a result, such awards will be subject to certain additional requirements intended to satisfy the exemption for performance-based compensation from the deductibility limitation in Code Section 162(m). The performance criteria will be one or more of the objective performance or operational goals listed in the LTIP, and will be specified in the award agreement along with any other additional requirements relating to Code Section 162(m).
The LTIP provides certain limitations on the amount of awards. Subject to adjustment as provided in the LTIP, with respect to awards intended to be Code Section 162(m) awards and option and stock appreciation rights awards intended to be exempt from the deductibility limitation in Code Section 162(m), no participant in any one fiscal year may be granted (a) options or stock appreciation rights of more than 750,000 shares of our common stock; (b) restricted stock or restricted stock units that are denominated in more than 750,000 shares of our common stock; or (c) performance awards that are denominated in more than 750,000 shares of our common stock. The maximum dollar value payable to any participant in any one fiscal year for restricted stock units, performance awards or incentive awards that may be settled in cash or other property (other than shares of our common stock) is the lesser of $1,000,000 or two times the participant’s base salary for the fiscal year as of the beginning of the fiscal year. If an award is cancelled, the cancelled award will continue to be counted towards the applicable limitations.
Tax Withholding
The Company has the right to withhold, or require payment of, the amount of any applicable tax upon exercise, award or lapse of restrictions, as required by law.
Limitations on Transfer of Awards
Participants may not transfer, pledge, assign or otherwise alienate any award of restricted stock or restricted stock units, and participants may not transfer any other award except by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by a participant during that participant’s lifetime. However, notwithstanding these restrictions, a participant may assign or transfer, without consideration, an award, other than an incentive stock option, with the consent of the Committee and subject to various conditions stated in the LTIP. All shares of our common stock subject to an award and evidenced by a stock certificate will contain a legend restricting the transferability of the shares pursuant to the terms of the LTIP, which can be removed once the restrictions have terminated, lapsed or been satisfied. If shares are issued in book entry form, a notation to the same restrictive effect will be placed on the transfer agent’s books in connection with such shares.

Adjustments for Change in Control
Awards under the LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the LTIP. Under the LTIP, the Committee may provide in an award agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on restricted stock or a restricted stock unit award will immediately lapse so that the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; or (iv) all performance measures are deemed to have been satisfied for any outstanding incentive award, which immediately become payable. The Committee may also determine that upon a change in control, any outstanding option or stock appreciation right will be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price.
Termination of Employment or Services
Options and Stock Appreciation Rights. Unless otherwise provided in the related award agreement, if a participant’s employment or services is terminated for any reason other than death prior to the date that an option or stock appreciation right becomes vested, that participant’s right to exercise the option or stock appreciation right is forfeited and all rights cease. If termination occurs due to death prior to the option or stock appreciation right becoming vested, the option or stock appreciation right will become fully vested and exercisable unless otherwise provided in the participant’s agreement. If an option or stock appreciation right becomes vested prior to a participant’s termination of employment or services for any reason other than death or disability, then that participant will have the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise specified in the related award agreement. If termination is due to a participant’s disability, then that participant or that participant’s estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the award agreement. The Committee may, in its discretion, accelerate a participant’s right to exercise an option or extend the option term, subject to any other limitations.
Restricted Stock, Restricted Stock Units, Performance Awards and Incentive Awards. Unless otherwise provided in the related award agreement, if a participant’s employment or services is terminated for any reason other than death (and, in the case of incentive awards, disability), any portion of restricted stock, restricted stock units, performance awards and incentive awards not yet vested is generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). If termination is due to a participant’s death, any portion of a restricted stock or restricted stock unit award not then vested will immediately vest. In its sole discretion, the Committee may provide in a participant’s agreement that a restricted stock or restricted stock unit award will continue after termination of employment or services or may also waive or change any restrictions in its sole discretion except for restrictions on a Code Section 162(m) award. The Committee may, for Code Section 162(m) awards, deem restrictions and performance goals satisfied if a participant terminates employment due to death or disability. Performance awards generally expire and are forfeited upon a termination of a participant’s employment or services for any reason. If a participant was granted an incentive award, and that participant’s employment or services are terminated due to his or her death or disability, the participant may be entitled to a pro-rata payment of the award based on the number of full months the participant worked during the applicable fiscal year, subject to the achievement of certain goals.
Other Provisions Relating to Termination. For purposes of the LTIP, except as provided below, a participant’s employment relationship generally will be treated as continuing while a participant is on military leave, sick leave or another bona fide leave of absence if it does not extend beyond (a) six months, or (b) such longer period during which the participant has a contractual or statutory right to reemployment with the Company if there is a reasonable expectation that the participant will return to the Company. If a participant is unable to perform his or her employment duties or the duties of a substantially similar position due to a medically determinable physical or medical impairment expected to result in death or to last for a continuous period of time exceeding six months, the absence may continue for a period not to exceed 29 months.
Federal Tax Consequences
The brief discussion of tax consequences set forth below is not intended to be a complete statement of the U.S. federal tax consequences as they relate to awards under the LTIP or of disposing of shares of our common stock received under the LTIP. The summary does not discuss foreign, state, or local tax laws. Because of the complex nature of tax provisions regarding awards, participants are urged to consult a tax adviser before making decisions with respect to any award.
Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When a nonqualified option is exercised, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There are no federal income tax consequences to participants or to the Company upon the grant of an incentive stock option. If a participant holds shares acquired upon the exercise of an incentive stock option (i.e., option shares) for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If a participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by a participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.
Stock Appreciation Rights. Participants will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When a stock appreciation right is exercised, the cash or fair market value of any shares of common stock received will be taxable to a participant as ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.
Restricted Stock Awards. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, participants will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If a participant files an election under Section 83(b) of the Code within 30 days after the grant date, however, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.
Restricted Stock Unit Awards, Performance Awards, and Incentive Awards. Participants will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or incentive award is granted. When a participant receives payment under a restricted stock unit award, performance award or incentive award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.
Code Section 409A. Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards. If a participant holds awards, the participant is subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20 percent penalty tax on the amount required to be included in income. The LTIP and the awards granted the LTIP are intended to conform to or be exempt from the requirements of Section 409A.
New Plan Benefits
The following table sets forth certain information with respect to awards expected to be granted under the LTIP to (i) our current Named Executive Officers (as such term is defined below in this Information Statement, substituting Enrico Digirolamo for W. James Prowse, who is no longer one of our Named Executive Officers); (ii) our current executive officers as a group; (iii) our non-employee directors as a group; and (iv) our non-executive officer employees as a group, in each case, upon the effective date of the amendment to the LTIP.

Name and Position	Option Awards: Number of Securities Underlying Options(#)(1)	Grant Date Fair Value of Awards ($)(2)
David A. McGuffie	66,561	420,000
Enrico Digirolamo	23,771	150,000
Steven R. Asam	18,589	117,300
Executive Group (3)	108,921	687,300
Non-Executive Director Group (3)	90,267	575,000
Non-Executive Officer Employee Group (3)	45,984	290,171
_____

(1)
Stock options expire ten years from date of grant. Except for 59,301 of these options for a Non-Executive Director which vest on the first three anniversaries of the option grant date, each of these options vest and become exercisable in equal increments on the first 4 anniversaries of the option grant date, unless otherwise determined by the Committee on an individual basis.

(2)
Represents the grant date fair value associated with stock options calculated in accordance with ASC 718-10 “Share Based Payment,” excluding any forfeiture adjustments. These amounts do not necessarily represent the amount of the benefit, if any, that the option holder may realize from the exercise of stock options.

In addition, the Committee may make future awards at its discretion. At this time, we cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our current Named Executive Officers, our executive officers as a group, our non-employee directors, or all of our non-executive officer employees as a group) under the LTIP.
Equity Compensation Plan Information
The table below sets forth information regarding our equity compensation plans as of March 29, 2013 (our most recent fiscal year end).

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	4,278,000	$2.81	222,000
___________
(1) Represents securities issued and available for future issuance under the LTIP.
EXECUTIVE COMPENSATION
Named Executive Officers
For fiscal years ended 2012 and 2013, respectively, our Named Executive Officers were David A. McGuffie, Chief Executive Officer, W. James Prowse, our former Chief Financial Officer and Steven R. Asam, Senior Vice President of Delivery, Operations and Engineering. We refer to these individuals collectively as our “Named Executive Officers” or “NEOs.” On July 10, 2013, Mr. Prowse ceased to be our Chief Financial Officer. On that same date, Enrico Digirolamo became our Chief Financial Officer.
Prior to consummation of our initial public offering, the elements of compensation of our Named Executive Officers have been designed and determined by Compuware and the compensation committee of Compuware’s Board of Directors. The Committee may determine to adopt new arrangements or alternative arrangements in the fiscal year following this offering in place of the current arrangements.
We expect that the Committee will continue the basic elements of compensation that are reflected in the tables below: base salary, annual incentive compensation and equity-based long-term incentive awards. As we engage additional executives, we expect that the Committee will further refine its objectives and philosophy with regard to the compensation we will pay our Named Executive Officers, with the goal of attracting and retaining skilled executives to implement our business plans and strategies.

SUMMARY COMPENSATION TABLE
Except as noted below, the following table sets forth information concerning the annual and long-term compensation awarded to, earned by or paid to the Named Executive Officers under the plans and programs of our parent, Compuware Corporation (“Compuware”), for the years ended March 31, 2013 and March 31, 2012, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive LTIP Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
David A. McGuffie	2013	420,000	—	140,000	139,974	153,216	4,254	857,444
Chief Executive Officer and President	2012	416,667	7,500	139,997	159,487(6)	596,400	11,623	1,331,674
W. James Prowse(7)	2013	416,000	—	138,661	138,639	189,696	1,827	884,823
Former Chief Financial Officer	2012	413,333	—	138,660	138,652	590,720	5,596	1,286,961
Steven R. Asam	2013	230,000	—	38,332	132,181 (8)	52,440	3,641	456,594
Senior Vice President	2012	210,893	—	35,497	35,496	151,231	—	433,117

(1)	Represents a $7,500 cash bonus Mr. McGuffie received under Compuware’s Patent Incentive Program upon the issuance of a registered patent. Mr. McGuffie was a named inventor with respect to such patent.

(2)
Except as noted below, represents the award date fair value associated with restricted stock units, or RSUs, awarded in the respective fiscal years, calculated in accordance with ASC 718-10 “Share Based Payment,” excluding any forfeiture adjustments. The assumptions we used to calculate these amounts are discussed in Note 8 to our audited combined and consolidated financial statements appearing at the end of our 424(b)(4) prospectus filed with the Securities and Exchange Commission on September 26, 2013 (the “Prospectus”). These awards were granted under Compuware’s Long Term Incentive Plan (the “Compuware LTIP”), in connection with Compuware’s Executive Incentive Program (“EIP”), in place for the respective fiscal years.

(3)
Represents the grant date fair value associated with stock options awarded in the respective fiscal years, calculated in accordance with ASC 718-10 “Share Based Payment,” excluding any forfeiture adjustments. These amounts do not necessarily represent the amount of the benefit, if any, that the option holder may realize from the exercise of stock options. The assumptions we used to calculate these amounts are discussed in Note 8 to our audited combined and consolidated financial statements appearing at the end of the Prospectus. Except as noted below, these awards were granted under the Compuware LTIP in connection with Compuware’s EIP in place for the respective fiscal years.

(4)
Represents the total dollar amount earned under the EIP. For the fiscal 2013 EIP, our Named Executive Officers were paid the amount shown in the table above in fiscal 2014. For the fiscal 2012 EIP, our Named Executive Officers were paid the annual incentive portion under these awards in fiscal 2013 as follows: Mr. McGuffie, $447,300; Mr. Prowse, $443,040, and Mr. Asam, $113,423. If each of our Named Executive Officers remains employed by us or one of our affiliates (including Compuware) through April 2014, they will receive the balance of the non-equity incentive plan compensation that was awarded for 2012 at such time.

(5)
For fiscal 2013, represents company matching contributions under the 401(k) component of the Compuware employee stock ownership and 401(k) plan for Messrs. McGuffie and Asam, costs of guests attending certain Company events for Mr. Prowse, and employment taxes paid by Compuware on imputed income for Mr. Prowse. For fiscal 2012, represents costs of guests attending certain Company events, and employment taxes paid by Compuware on imputed income.

(6)
Includes the grant date fair value of stock options to purchase 5,000 shares of Compuware stock in connection with a special one-time grant pursuant to Compuware’s Patent Incentive Program. Provisions for these stock options are also discussed following this table under “Narrative Discussion of Summary Compensation Table—Special One-Time Equity Awards under Compuware’s Patent Incentive Program.”

(7)	As of July 10, 2013, Mr. Prowse resigned as the Company’s Chief Financial Officer. As of that same date, the Company appointed Enrico Digirolamo to serve as Chief Financial Officer.

(8)
Includes $93,856 attributable to the grant date fair value of a stock option to purchase 21,000 shares of our common stock granted under the LTIP. See “Narrative Discussion of Summary Compensation Table—Special One-Time Equity Agreement to Mr. Asam.”

Narrative Discussion of Summary Compensation Table
Employment Agreements
We have not entered into any employment agreements with any of our Named Executive Officers other than standard at-will agreements applicable to all of our employees.
Executive Incentive Program
Annual and long-term incentive opportunities were historically provided under Compuware’s Executive Incentive Program, or “EIP.” Compuware’s compensation committee, in consultation with Compuware’s CEO, annually approves performance criteria and goals for measuring corporate performance for use under the EIP.
For fiscal 2013, the EIP was modified for the Company’s executive officers (other than Mr. McGuffie) by changing the performance goals applicable to the Annual Incentive Awards from goals focusing on the performance of Compuware to goals focusing on the performance of the Covisint business unit, specifically the Covisint Business Unit Revenue (“BU Revenue”) and

the Covisint Business Unit Contribution Margin (“BU Margin”). Mr. McGuffie’s performance goals were slightly different than those applicable to the other executive officers; his Annual Incentive Award is based on a mix of BU Revenue, BU Margin and EPS of Compuware.
To illustrate the annual and long-term mix, the following table provides hypothetical examples of the fiscal 2013 EIP components at the various tiered targets for an NEO (other than Mr. McGuffie) with an annual salary of $400,000 and performance levels attained at target:

Annual EIP Target	Annual Incentive Award		Long- Term EIP Target	Long -Term EIP Total Value	Long-Term Incentive Awards
	80% BU Revenue	20% BU Margin			33.3% Cash	33.3% Stock Option(1)	33.3% RSU(2)
100%	$320,000	$80,000	100%	$400,000	$133,333	$133,333	$133,334
50%	$160,000	$40,000	50%	$200,000	$66,666	$66,667	$66,667

(1)	The number of shares awarded as stock options will be determined by applying a Black-Scholes pricing model calculation to the target dollar value.

(2)
The number of shares awarded as RSUs will be determined by dividing the target value by the fair market value (closing price of Compuware’s shares of common stock on the date preceding the award date).

To illustrate the annual and long-term mix applicable to Mr. McGuffie, the following table provides hypothetical examples of the fiscal 2013 EIP components at the various tiered targets for Mr. McGuffie, assuming an annual salary for Mr. McGuffie of $400,000 and performance levels attained at target:

Annual EIP Target	Annual Incentive Award			Long- Term EIP Target	Long-Term EIP Total Value	Long-Term Incentive Awards
	64% BU Revenue	16% BU Margin	20% Compuware EPS			33% Cash	33.3% Stock Option(1)	33% RSU(2)
100%	$256,000	$64,000	$80,000	$400,000	$133,333	$133,333	$133,334	$133,334

(1)	The number of shares awarded as stock options will be determined by applying a Black-Scholes pricing model calculation to the target dollar value.

(2)
The number of shares awarded as RSUs will be determined by dividing the target value by the fair market value (closing price of Compuware’s shares of common stock on the date preceding the award date).

Performance Measures
Annual Incentive Award Performance Measures
Compuware’s executive management approved performance under the fiscal 2013 EIP for the Annual Incentive Award to be measured according to BU Revenue and BU Margin, defined as follows:

•	BU Revenue—defined as the Company’s revenue during the fiscal year in conformity with U.S. GAAP.

•
BU Margin—defined as the Company’s revenue less operating expenses of the business, excluding certain administrative and general costs for the fiscal year. For the fiscal 2013 EIP, there were three performance levels of attainment established for each of the Covisint BU Revenue and BU Margin components (see chart below), with cash award amounts prorated between each performance level based on the Company’s actual results. If the Company met 100% of its BU Revenue target and 100% of its BU Margin target, each NEO (other than Mr. McGuffie) would receive an Annual Incentive Award equal to 100% of his Annual EIP Target (as described in the table below), eighty percent (80%) for meeting the Covisint BU Revenue target and twenty percent (20%) for meeting the Covisint BU Margin target. If the Company met 100% of its BU Revenue target and 100% of its BU Margin target and Compuware met 100% of its EPS target (described below), Mr. McGuffie would receive an Annual Incentive Award equal to 100% of his Annual EIP Target (as described in the table below), sixty-four percent (64%) for meeting the Covisint BU Revenue target, sixteen percent (16%) for meeting the Covisint BU Margin target, and twenty percent (20%) for meeting the Compuware EPS target. If the Company’s or Compuware’s performance was below the threshold level for any component, no cash award would be earned with respect to that component. If the Company’s or Compuware’s performance exceeded the maximum level, the cash award would be capped at the maximum payout level.

	BU Revenue Performance		BU Margin Performance
	Performance Levels($)	% of NEO Award	Performance Levels ($)	% of NEO Award
Threshold	88,400,000	50	18,807,100	50
Target	104,000,000	100	22,126,000	100
Maximum	114,400,000	200	24,338,600	200
Long-Term Incentive Award Performance Measures
Compuware’s compensation committee approved performance under the fiscal 2013 EIP to be measured according to Revenue and EPS of Compuware for the cash component of the Long-Term Incentive Awards, defined as follows:

•
Revenue—defined as the sum of revenue from Compuware’s software license, maintenance, subscription and professional services (including application services) arrangements recognized by Compuware during the fiscal year in conformity with U.S. GAAP.

•
EPS—defined as Compuware’s net income, before the impact of unusual items (such as gain on divestiture of product lines; restructuring and related costs; and impairment of intangible assets), divided by the weighted-average diluted shares outstanding (for Compuware) for the year.

For the fiscal 2013 EIP, there were three performance levels of attainment established for each of the Compuware EPS and Revenue components (see chart below), with cash award amounts prorated between each performance level based on Compuware’s actual results. If Compuware met 100% of its EPS target and 100% of its Revenue target, the NEO would receive a cash payment under the Long-Term Annual Incentive Award equal to one-third of his Annual EIP Target (as described in the table below), half for meeting the Compuware EPS target and half for meeting the Compuware Revenue target. If Compuware’s performance were below the threshold level for either component, no cash award would be earned with respect to that component. If Compuware’s performance exceeded the maximum level, the cash award would be capped at the maximum payout level.

	EPS Performance		Revenue Performance
	Performance Levels ($)	% of NEO Award	Performance Levels ($)	% of NEO Award
Threshold	.44	50	1,026,000,000	50
Target	.53	100	1,090,000,000	100
Maximum	.56	200	1,133,000,000	200
The EPS and Revenue performance levels described in the table above were formulated by Compuware’s executive management using the fiscal year business plan for Compuware as a baseline. The fiscal year business plan was reviewed and approved by Compuware’s Board. Once the fiscal year business plan was approved, the performance levels for Compuware’s EPS and Revenue were then reviewed and approved by the Compuware compensation committee.
Cash Incentive Awards under the EIP
If the Company meets or exceeds the minimum thresholds for BU Revenue and BU Margin, the cash incentive referred to as the “Annual Incentive Award,” is paid shortly after the Company’s fiscal year-end results of operations are final. In addition, if Compuware meets or exceeds the minimum thresholds for Revenue and EPS, an amount based on a targeted one-third of the long-term incentive compensation, referred to as the “Long-Term Performance Cash,” is earned but payment is deferred and paid only if the NEO remains employed by us or one of our affiliates (including Compuware) for two years after the Annual Incentive Award is earned. This deferral is intended to enhance retention of skilled executives in an extremely competitive environment for experienced, executive talent.
An NEO whose employment terminates due to disability or death prior to the end of the fiscal year is entitled to a prorated payment of the Annual Incentive Award, based on the number of full months of employment during the fiscal year, if the applicable performance goal(s) are otherwise satisfied for the fiscal year. Any such prorated Annual Incentive Award would be paid to the NEO or to the NEO’s designated beneficiary or legal representative at the same time as all other Annual Incentive Awards payments. Unless Compuware’s compensation committee determines otherwise, an Annual Incentive Award is forfeited if the NEO’s employment terminates for any reason other than disability or death before the payment date.
The Long-Term Performance Cash is forfeited if the NEO’s employment is terminated voluntarily or involuntarily after the two-year period referenced above but before payment of the cash award is made, unless Compuware’s compensation committee determines otherwise or the termination is caused by death or disability.
In fiscal 2013, our performance exceeded the minimum threshold for BU Revenue, but did not meet the minimum threshold for BU Margin. For purposes of the EIP, the Annual Incentive Awards based on the Company’s performance were earned at 57% of target for the BU Revenue component and at 0% of target for the BU Margin component. In fiscal 2013, Compuware’s performance did not meet the minimum thresholds for EPS or for Revenue. As such, the Long-Term Performance Cash bonuses were neither earned nor paid under the fiscal 2013 EIP.
Based on achieving these performance levels, the NEOs receive Annual Incentive Award and Long-Term Performance Cash awards for fiscal 2013 as follows:

Annual Incentive Award
Name	Annual EIP Target	BU Revenue (Paid at 57%) ($)	BU Margin (Paid at 0%) ($)	Compuware EPS(1) (Paid at 0%)	Annual Incentive Award Total ($)	Long-Term Performance Cash ($)	Fiscal 2013 Total EIP Cash Earned ($)
David McGuffie(1)	100%	153,216	0	$0	153,216	0	153,216
W. James Prowse	100%	189,696	0	n/a	189,696	0	189,696
Steven Asam	50%	52,440	0	n/a	52,440	0	52,440

(1)	For fiscal 2013, the Annual Incentive Award targets set for Mr. McGuffie were split across three performance goals as follows: 64% for BU Revenue, 16% for BU Margin and 20% for Compuware EPS.
Although Compuware’s compensation committee had the authority under the Compuware LTIP to grant discretionary bonuses from time to time, there were no discretionary bonuses paid to our NEOs in fiscal 2013.
Equity Awards Granted to our Named Executive Officers
To enhance the link between creating shareholder value and long-term incentive compensation, Compuware’s compensation committee had the authority to grant equity awards to our NEOs under the Compuware LTIP. Unless otherwise noted below, each of the awards described in the Summary Compensation Table above were granted under the Compuware LTIP.
If awarded under the Compuware LTIP, stock options were awarded with an exercise price equal to the closing price of Compuware common stock on the last trading day immediately preceding the date of grant in accordance with the terms of the Compuware LTIP. The stock options generally vest annually in equal installments over a four-year period provided that the participant remains continuously employed by us or one of our affiliates (including Compuware) during that time. The stock options also vest upon a change in control of Compuware or if the recipient dies or becomes disabled, except those stock options granted in fiscal 2013 will only vest in connection with a change in control of Compuware if the recipient also incurs an involuntary termination of employment (other than for cause) within 12 months following such change in control. If the recipient’s employment with us or one of our affiliates (including Compuware) ceases for any other reason, the recipient’s right to shares of Compuware common stock subject to unvested stock options will automatically terminate. Stock options expire ten years after the date of grant.
Restricted stock units are granted to retain key talent and to tie the long-term financial interests of executive officers to the interests of shareholders. Each restricted stock unit represents the right to receive one share of Compuware’s common stock on the vesting date. The units typically vest annually in equal installments over a four-year period provided that the recipient remains continuously employed by us or one of our affiliates (including Compuware) during that time. The RSUs also vest upon a change in control of Compuware or if the recipient dies or becomes disabled, except those RSUs granted in fiscal 2013 will only vest in connection with a change in control of Compuware if the recipient also incurs an involuntary termination of employment (other than for cause) within 12 months following such change in control. If the recipient’s employment ceases for any other reason, the recipient’s right to shares of Compuware’s common stock subject to unvested RSUs will automatically terminate. Once vested, Compuware will issue one Compuware common share for each vested RSU. The RSUs have dividend equivalent rights. Since the units have value in all market conditions, the vesting schedule provides a strong retention mechanism. The value of the underlying shares to be issued upon vesting, however, rises and falls with the market value of Compuware common stock.
Equity Awards Under Compuware’s EIP Fiscal 2013
In August 2012, Compuware’s compensation committee approved the EIP related grants of stock options and RSUs to be made as of September 1, 2012 to our NEOs under the Compuware LTIP and the Compuware EIP for fiscal 2013 based on a formula in the EIP. The following table identifies the stock options and RSUs granted to NEOs on September 1, 2012 under the fiscal 2013 EIP. These stock options and RSUs will continue to vest, and will have the same rights, as if the NEOs were employed by Compuware until such time the Company is no longer a subsidiary of Compuware.

Name	RSUs (#)	Stock Option (#)
David A. McGuffie	14,014	34,185
W. James Prowse	13,880	33,859
Steven R. Asam	3,837	9,360
Equity Awards Under Compuware’s EIP Fiscal 2012
In June 2011, Compuware’s compensation committee approved the EIP related grants of stock options and RSUs to be made as of July 1, 2011 to our NEOs under the Compuware LTIP and the Compuware EIP for fiscal 2012 based on a formula in the EIP. The following table identifies the stock options and RSUs granted to NEOs on July 1, 2011 under the fiscal 2012 EIP. These stock options and RSUs will continue to vest, and will have the same rights, as if the NEOs were employed by Compuware until such time as the Company is no longer a subsidiary of Compuware.

Name	RSUs (#)	Stock Option (#)
David A. McGuffie	14,344	33,573
W. James Prowse	14,207	33,253
Steven R. Asam	3,637	8,513
Special One-Time Equity Agreement to Mr. Asam
On March 4, 2013, in connection with Mr. Asam’s promotion from Vice President to Senior Vice President, our Board approved a grant of stock options to Mr. Asam under the LTIP to purchase 21,000 shares of our common stock (the “Asam stock options”). The exercise price of the Asam stock options is $6.77 per share, the fair market value on the date of grant, which may be paid in cash or pursuant to various cashless exercise methods described in the option agreement and the LTIP. The Asam stock options vested one-third upon the consummation of our initial public offering, and will vest one-third upon each of the first and second anniversary dates of the consummation of our initial public offering. The Asam stock options become fully vested upon a change in control of the Company. The Asam stock options will expire on March 4, 2023, or upon Mr. Asam’s termination of employment for any reason prior to vesting.
Amendment to Stock Option Agreement for Mr. Prowse
On April 1, 2010, our Board approved a grant of stock options to Mr. Prowse under the LTIP to purchase 435,000 shares of our common stock (the “Prowse stock options”). That award is described in the Outstanding Equity Awards Table at Fiscal Year End 2013. Mr. Prowse’s stock options were amended in December 2012 with the objective of complying with Section 409A of the Code. The amendment did not change the number of shares underlying the Prowse stock options, nor did it adjust the related exercise price. Rather, the amendment revised the Prowse stock options to specify when such options may be exercised. The following paragraph describes the exercisability and expiration of the Prowse stock options, as amended.
The Prowse stock options will be exercisable as follows (referred to in this paragraph as the “Offering Exercise Schedule”): (i) 40% of the Prowse stock options will be exercisable during the first calendar year following consummation of our initial public offering, (ii) 30% of the Prowse stock options will be exercisable during the second calendar year following consummation of the offering, and (iii) 30% of the Prowse stock options will be exercisable during the third calendar year following consummation of the offering. Following a change in control of the Company, the Prowse stock options will become fully exercisable until the later of 85 days following the date of the change in control or December 27th of the year in which such change in control occurs. Notwithstanding the foregoing, in the event Mr. Prowse’s employment is terminated as a result of his death or disability or the Company without cause, any vested option that was not otherwise forfeited or expired prior to such date, will be exercisable until the later of 85 days following the date of such termination or December 27th of the year in which such termination occurs. If Mr. Prowse terminates his employment voluntarily, he may only exercise that portion of his stock option that would otherwise have been exercisable during the calendar year in which he terminates according to the Offering Exercise Schedule described above, until the later of 85 days following the date of such termination or December 27th of the year in which such termination occurs. The remainder of Mr. Prowse’s option that would not be exercisable in accordance with the preceding sentence would expire upon such voluntary termination of employment. In the event that any of the foregoing exercise periods described in this paragraph span more than one taxable year, any payment relating to such options will be paid in the subsequent taxable year. In the event the Company terminates Mr. Prowse’s employment for cause, the Prowse stock options will terminate immediately (whether vested or unvested) and will no longer be exercisable by Mr. Prowse after such termination.
The Prowse stock options will expire upon the first to occur of: (a) a termination of Mr. Prowse’s employment for any reason prior to any vesting event, (b) a change in control of Compuware, or (c) April 1, 2020.
Amendments to Stock Option Agreements for Messrs. McGuffie and Asam
On August 25, 2009, our Board approved grants of stock options to each of Messrs. McGuffie and Asam under the LTIP. Those awards are described in the Outstanding Equity Awards Table at Fiscal Year End 2013. The stock options for Messrs. McGuffie and Asam were also amended in December 2012 with the objective of complying with Section 409A of the Code. The amendments to the stock options for Messrs. McGuffie and Asam are the same as the amendment to the Prowse stock options described above. For a description of the amendment, see “—Amendment to Stock Option Agreement for Mr. Prowse.”
The stock options granted to Messrs. McGuffie and Asam will expire upon the first to occur of: (a)  a termination of employment for any reason prior to any vesting event, (b) a change in control of Compuware, or (c) August 25, 2019.
Special One-Time Equity Awards under Compuware’s Patent Incentive Program
On July 26, 2011 pursuant to the Compuware LTIP, Mr. McGuffie was granted a stock option to purchase 5,000 shares of Compuware’s common stock in connection with Compuware’s Patent Incentive Program. The stock options were awarded in connection with Compuware’s registration of a patent. Mr. McGuffie was a named inventor with respect to the issued patent. Upon grant, Mr. McGuffie’s stock option was 50% vested on the date of grant, and the remaining 50% would vest in 25% installments on each of the first and second anniversaries of the grant date. The stock option will become 100% exercisable in the event of death, disability or a change in control of Compuware and will expire ten years after the date of grant.
OUTSTANDING EQUITY AWARDS TABLE AT FISCAL YEAR END 2013
The following table provides information on the holdings of option and stock awards by our Named Executive Officers as of March 31, 2013. Except as otherwise noted below, all stock options and restricted stock units were granted by Compuware Corporation to our NEOs under the Compuware LTIP and relate to Compuware common stock.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive LTIP Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares of our common stock or Units of Stock That Have Not Vested (#)(2)	Market Value of shares of our common stock or Units of Stock That Have Not Vested ($)(3)	Equity Incentive LTIP Awards: Number of Unearned shares of our common stock, Units or Other Rights That Have Not Vested(#)	Equity Incentive LTIP Awards: Market or Payout Value of Unearned shares of our common stock, Units or Other Rights That Have Not Vested ($)(3)

David A. McGuffie	03/01/2004	150,000	—	—	7.73	03/01/2014	—	—	—	—
	04/01/2004	8,640	—	—	7.47	04/01/2014	—	—	—	—
	06/22/2005	18,561	—	—	7.245	06/22/2015	—	—	—	—
	08/22/2006	19,675	—	—	7.28	08/22/2016	—	—	—	—
	11/08/2007	19,675	—	—	9.40	11/08/2017	—	—	—	—
	04/17/2008	100,000	—	—	7.85	04/17/2018	—	—	—	—
	09/02/2008	22,500	7,500	—	11.43	09/02/2018	—	—	—	—
	08/25/2009	—	—	615,000 (4)	1.73	08/25/2019	—	—	—	—
	07/01/2011	8,394	25,179 (5)	—	9.76	07/01/2021	—	—	—	—
	07/26/2011	3,750	1,250 (6)	—	9.90	07/26/2021	—	—	—	—
	09/01/2012	—	34,185 (5)	—	9.99	09/01/2022	—	—	—	—
	06/10/2009	—	—	—	—	—	4,953	61,863	—	—
	04/14/2010	—	—	—	—	—	11,586	144,709	—	—
	07/01/2011	—	—	—	—	—	10,758	134,367	—	—
	09/01/2012	—	—	—	—	—	14,014	175,035	—	—
	08/25/2009	—	—	—	—	—	—	—	97,170 (7)	1,213,653
W. James Prowse	04/01/2010	—		435,000 (4)	2.11	04/01/2020	—	—	—	—
	07/01/2011	8,314	24,939 (5)	—	9.76	07/01/2021	—	—	—	—
	09/01/2012	—	33,859 (5)	—	9.99	09/01/2022	—	—	—	—
	04/14/2010	—	—	—	—	—	11,586	144,709	—	—
	07/01/2011	—	—	—	—	—	10,655	133,081	—	—
	09/01/2012	—	—	—	—	—	13,880	173,361	—	—
	04/01/2010	—	—	—	—	—	—	—	68,730 (7)	858,438
Steven R. Asam	08/22/2006	780	—	—	7.28	08/22/2016	—	—	—	—
	11/08/2007	3,120	—	—	9.40	11/08/2017	—	—	—	—
	10/01/2008	7,125	2,375	—	11.43	10/01/2018	—	—	—	—
	08/25/2009	—	—	219,000 (4)	1.73	08/25/2019	—	—	—	—
	07/01/2011	2,129	6,384 (5)	—	9.76	07/01/2021	—	—	—	—
	09/01/2012	—	9,360 (5)	—	9.99	09/01/2022	—	—	—	—
	03/04/2013	—	—	21,000 (8)	6.77	03/04/2023	—	—	—	—
	06/10/2009	—	—	—	—	—	1,568	19,584	—	—
	04/14/2010	—	—	—	—	—	2,752	34,372	—	—
	07/01/2011	—	—	—	—	—	2,727	34,060	—	—
	09/01/2012	—	—	—	—	—	3,837	47,924	—	—
	08/25/2009	—	—	—	—	—	—	—	34,602 (7)	432,179

(1)
Unless otherwise noted below, 50% of the options become exercisable on the third anniversary of the date of grant, and 25% of the options vest on each of the fourth and fifth anniversaries of the date of grant.

(2)	Unless otherwise noted below, 25% of the RSUs vest on each of the first through fourth anniversary of the date of grant.

(3)	Based upon the closing price of Compuware’s shares of common stock on the NASDAQ Global Select Market on March 29, 2013 (i.e., the last trading day of our fiscal year) of $12.49.

(4)
Represents the fully vested right to purchase shares of our common stock. The option was amended in December 2012 to revise the periods during which a vested option may be exercised. For a description of those exercise periods, see “Amendment to Stock Option Agreement for Mr. Prowse.”

(5)	Twenty-five percent (25%) of the options become exercisable on each of the first through fourth anniversary of the date of grant.

(6)	Awarded under Compuware’s Patent Incentive Program, 50% of the options are exercisable on the grant date, and 25% become exercisable on each of the first and second anniversary of the date of grant.

(7)	Represents PSUs of Compuware common stock. The PSUs were cancelled upon consummation of our initial public offering.

(8)
Represents the right to purchase shares of our common stock and vests based on a schedule determined by reference to the year in which the consummation of our initial public offering occurred. For a description of the vesting schedule applicable to this option, see “—Special One-Time Equity Agreement to Mr. Asam.”

Payments upon a Potential Termination of Employment or Change in Control
On March 15, 2013, Compuware entered into a Severance Agreement with our CEO and President, David McGuffie. Under the terms of that agreement, if Mr. McGuffie’s employment is terminated other than for cause within twenty-four (24) months following a change in control of Compuware, Mr. McGuffie would be entitled to receive a lump sum severance payment, in cash equal to one times the sum of (i) his base salary and (ii) his target annual bonus under any annual bonus or incentive plan applicable to him. In addition to the foregoing, Mr. McGuffie would be entitled to receive, for the twelve (12) month period immediately following the date of his termination for himself and his dependents, health, life, disability and accident insurance benefits at no greater after-tax cost to Mr. McGuffie than the after-tax cost to him immediately prior his termination.
In June 2013, we entered into Severance Agreements with Messrs. Asam and Prowse. Under the terms of those agreements, if the executive’s employment is terminated following a change in control of Compuware, but prior to December 31, 2014, either by us without cause or by the executive for good reason, such terminated executive would be entitled to receive a lump sum severance payment, in cash equal to one-half (1/2) times the sum of (i) his base salary and (ii) his target annual bonus under any annual bonus or incentive plan applicable to him. In addition to the foregoing, the terminated executive would be entitled to receive, for the six (6) month period immediately following the date of his termination for himself and his dependents, health, life, disability and accident insurance benefits at no greater after-tax cost to the executive than the after-tax cost to him immediately prior to his termination.
On July 10, 2013, we entered into a Severance Agreement with Mr. Digirolamo. Under the terms of that agreement, if Mr. Digirolamo’s employment is terminated following a change in control of Compuware, but prior to December 31, 2014, either by us without cause or by him for good reason, he would be entitled to receive a lump sum severance payment, in cash equal to one-half (1/2) times the sum of (i) his base salary and (ii) his target annual bonus under any annual bonus or incentive plan applicable to him; provided, however, if a change in control of Compuware occurs prior to January 10, 2014, Mr. Digirolamo will instead receive a severance payment equal to one-quarter (1/4) times the sum of (i) and (ii) above. In addition to the foregoing, Mr. Digirolamo would be entitled to receive, for the six (6) month period immediately following the date of his termination for himself and his dependents, health, life, disability and accident insurance benefits at no greater after-tax cost to the executive than the after-tax cost to him immediately prior to his termination.
Other than the severance agreements described immediately above, neither we nor Compuware have entered into any employment or severance agreements with any of our NEOs. However, the NEOs have unvested stock options, RSUs and PSUs that, as described below, may be immediately vested due to their death or disability or a change in control of either Compuware or the Company. The following table shows the value of the options, RSUs and PSUs held by each NEO that would have become exercisable or vested if, on March 29, 2013 (the last business day of fiscal 2013), they had died, became disabled or there was a change in control of either Compuware or the Company.
Each of the stock options granted under the LTIP would become immediately and fully vested and exercisable upon a change in control of the Company. There is no acceleration of vesting for such options if the NEO terminates employment for any reason. Additionally, the stock options granted under the LTIP would expire upon a change in control of Compuware. The Covisint Option Amount (set forth in the table below) was determined by multiplying the difference between $8.26 (the value of our shares of common stock as determined by our Board, which does not reflect the non-marketability and minority interest basis of the common shares) and the option exercise price by the number of unvested options that would have vested due to such an event.
Each of the stock options granted under the Compuware LTIP would become immediately and fully vested and exercisable upon a (i) change in control of Compuware or (ii) the NEO’s death or disability, except those stock options granted in fiscal 2013 will only vest in connection with a change in control if the recipient also incurs an involuntary termination of employment (other than for cause) within 12 months following such change in control. There is no accelerated vesting of these options if a change in control of the Company occurs. The Compuware Option Amount (set forth in the table below) was determined by multiplying the difference between $12.49 (the closing market price of Compuware’s common shares on March 29, 2013, the last trading day of our fiscal year) and the option exercise price by the number of unvested options that would have vested due to such an event. Vested options were disregarded for purposes of determining the Compuware Option Amounts disclosed below.
Each of the RSUs/PSUs granted under the Compuware LTIP would become immediately and fully vested upon (i) a change in control of Compuware or (ii) the NEO’s death or disability, except those RSUs granted in fiscal 2013 will only vest in connection with a change in control if the recipient also incurs an involuntary termination of employment (other than for cause) within 12 months following such change in control. The PSUs, however, expired on the consummation of our initial public offering. The Compuware RSU/PSU Amount (set forth in the table immediately below) was calculated by multiplying the number of unvested units by $12.49 (the closing market price on March 29, 2013, the last trading day of our fiscal year).

Name	Covisint Option Amount ($)(1)	Compuware Option Amount ($)(2)	Compuware RSU/PSU Amount ($)(3)
David A. McGuffie	4,014,105	165,389	1,729,628
W. James Prowse	2,677,135	152,731	1,309,589
Steven R. Asam	1,460,752	43,346	568,120

(1)	The amount disclosed in this column reflects the potential value an NEO would realize upon a change in control of the Company.

(2)
These stock options were granted under the Compuware LTIP. The amount disclosed in this column reflects the potential value an NEO would realize upon a change in control of Compuware, or upon the NEO’s death or disability. There is no accelerated vesting upon a change in control of the Company.

(3)
These RSU/PSUs were granted under the Compuware LTIP. The amount disclosed in this column reflects the potential value an NEO would realize upon a change in control of Compuware, or upon the NEO’s death or disability. The PSUs granted under the Compuware LTIP, however, terminated upon consummation of our initial public offering.

One-Time New Hire Grant to Mr. Digirolamo
On August 7, 2013, the our Board approved a grant of stock options under the LTIP to Mr. Digirolamo, our new Chief Financial Officer, to purchase 120,000 shares of our common stock. The exercise price for such options is $7.18 per share. The options vested one-quarter upon consummation of our initial public offering, and one-quarter will vest on each of the first, second and third anniversary dates of the consummation of the offering. If a change in control of the Company occurs within 12 months of the employee’s hire date and his employment is terminated by us without cause or by him for good reason within 12 months of such change in control, one-quarter of the options will vest. If a change in control of the Company occurs more than 12 months following the employee’s hire date and his employment is terminated by us without cause or by him for good reason within 12 months of such change in control, all of the options will fully vest. These options expire 10 years after the grant date.
DIRECTOR COMPENSATION
Except as noted below, none of our directors received compensation for serving on our Board or any committees thereof in the fiscal year ended March 31, 2013.
On March 4, 2013, as compensation for three years of future service, our existing non-employee directors (i.e., employees of neither the Company nor Compuware), were granted options to purchase 100,500 shares of our common stock at an exercise price of $6.77 per share, which represented fair market value on the date of grant. Effective January 10, 2014, our non-employee directors were given an election to select either a three-year compensation plan or an annual compensation plan. Directors who selected the three-year compensation plan will receive a grant of options to purchase shares of our common stock worth $375,000 (calculated using the Black-Scholes options pricing model at grant date), which will vest in equal parts over three (3) years. Directors who selected the annual compensation plan will receive (a) an annual option grant awarded on worth $100,000 (calculated using the Black-Scholes options pricing model at grant date), which will vest in in equal parts over four (4) years; (b) an annual cash retainer of $25,000 payable annually, and (c) additional cash retainers payable annually based on the non-employee director’s role on the Company’s various Board committees as follows:

Committee	Committee Chairperson	Committee Member
Audit	$15,000	$5,000
Compensation	$10,000	$3,750
Nominating/Governance	$5,000	$2,500

Directors will not receive fees for attending meetings. We reimburse non-employee directors for out-of-pocket expenses they incur for attending Board and committee meetings.
In addition to the options granted in March 2013 to our non-employee directors, in December 2009, we approved a grant of stock options to Mr. Paul, the chairman of our board, under the LTIP to purchase 615,000 shares of our common stock, at an exercise price of $1.73 per share. The stock options were granted to Mr. Paul in his capacity as President and Chief Operating Officer of our parent, Compuware, in recognition of his past services to us as one of our officers (he had been our President and Chief Operating Officer until April 2008) and for his long-time service and contributions the Company. These stock options were amended in December 2012 with the objective of complying with Section 409A of the Code. The amendment to Mr. Paul’s stock options is the same as the amendment to the Prowse stock options. See “Executive Compensation—Narrative Discussion of Summary Compensation Table—Amendment to Stock Option Agreement for Mr. Prowse.” The options granted to Mr. Paul will expire upon the first to occur of: (a) a termination of Mr. Paul’s employment with Compuware for any reason prior to any vesting event, (b) a change in control of Compuware, or (c) August 25, 2019.
PRINCIPAL SHAREHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock as of January 9, 2014, for:

•	each person known by us to beneficially own more than 5% of our common stock;

•	each executive officer named in the Summary Compensation Table under “Executive Compensation”;

•	each of our directors; and

•	each of our directors and executive officers as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if they have or share the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or have the right to acquire such powers within 60 days. Accordingly, the following table does not include options to purchase our common stock which are not exercisable within the next 60 days. This table does not reflect any shares of common stock that our directors and executive officers may purchase in this offering. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Covisint Corporation, One Campus Martius, Detroit, Michigan 48226.

Name and Address of Beneficial Owner	Beneficial Ownership of our common stock	Percentage Owned(1)
5% Shareholders
Compuware(2)	30,003,000	80.0%

Executive Officers and Directors
David A. McGuffie	246,000 (3)	*
Enrico Digirolamo	30,000 (3)	*
Steven R. Asam	94,600 (3)	*
Bernard M. Goldsmith	33,500 (4)	*
William O. Grabe	30,036,500 (5)	80.0%
Robert C. Paul	30,249,000 (6)	80.2%
All directors and executive officers as a group (6 persons)	30,686,600 (7)	80.4%

*	Less than 1%

(1)
Based upon 37,490,500 shares of our common stock outstanding as of the Record Date (January 9, 2014) and the number of option shares issuable to the applicable officer and director within 60 days of the Record Date.

(2)	The address of Compuware is One Campus Martius, Detroit, Michigan 48226.

(3)
Represents option shares granted in accordance with our LTIP, which, pursuant to a lock-up agreement executed by the executive officer in connection with our initial public offering, are exercisable within 60 days of the Record Date with our consent.

(4)
Represents option shares granted in accordance with our LTIP, which, pursuant to a lock-up agreement executed by the director in connection with our initial public offering, are exercisable within 60 days of the Record Date with our consent.

(5)
Consists of (i) 33,500 option shares granted in accordance with our LTIP, which, pursuant to a lock-up agreement executed by Mr. Grabe in connection with our initial public offering, are exercisable within 60 days of the Record Date with our consent, and (ii) 30,003,000 shares of our common stock held by Compuware that Mr. Grabe may be deemed to own by virtue of his status as a member of the Compuware board of directors.

(6)
Consists of (i) 246,000 option shares granted in accordance with our LTIP, which, pursuant to a lock-up agreement executed by Mr. Paul in connection with our initial public offering, are exercisable within 60 days of the Record Date with our consent, and (ii) 30,003,000 shares of our common stock held by Compuware that Mr. Paul may be deemed to own by virtue of his status as a member of the Compuware board of directors.

(7)
Consists of (i) 683,600 option shares granted in accordance with our LTIP, which, pursuant to lock-up agreements executed by our executive officers and directors in connection with our initial public offering, are exercisable within 60 days of the Record Date with our consent, and (ii) 30,003,000 shares of our common stock held by Compuware that each of Messrs. Grabe and Paul may be deemed to own by virtue of their status as members of the Compuware board of directors.

WHERE YOU CAN FIND MORE INFORMATION
We file reports with the SEC, including annual reports, quarterly reports as well as other information we are required to file pursuant to securities laws. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
RELIABILITY OF INFORMATION
You should rely only on the information contained in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date of this Information Statement, and the mailing of the Information Statement to shareholders shall not create any implication to the contrary.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
We will send only one copy of this Information Statement to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. However, we will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address, and (iii) the address to which the Company should direct the additional copy of this Information Statement, to the Company at One Campus Martius, Detroit, Michigan 48226, Attention: Michael A. Sosin, or (b) calling Elena Gardner at the Company at (313) 227-7000.
If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail to each shareholder at such address a separate copy of future mailings, you may send notification to or call the Company in the manner set forth in the preceding paragraph. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company in the manner set forth in the preceding paragraph.

DISTRIBUTION OF INFORMATION STATEMENT
The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this information statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

Covisint Corporation
/s/ David A. McGuffie
Dated: January 24, 2014	David A. McGuffie
President, Chief Executive Officer and Director

EXHIBIT A
COVISINT CORPORATION
FIRST AMENDMENT TO
COVISINT CORPORATION 2009 LONG TERM INCENTIVE PLAN
WHEREAS, the Corporation sponsors the Covisint Corporation 2009 Long Term Incentive Plan (the “Plan”) and pursuant to Section 10.6(b) of the Plan, the Corporation’s Board of Directors (the “Board”) may amend or modify the Plan at any time and from time to time;
WHEREAS, the Board has determined it is in the best interests of the Company to amend the Plan to as described below.
NOW THEREFORE, LET IT BE RESOLVED, that the Plan be amended pursuant to this First Amendment (the “Amendment”) as set forth below, subject to subsequent approval by the holder of a majority of the Corporation’s outstanding common stock. This Amendment shall become effective in accordance with Section 407 of the Michigan Business Corporation Act and applicable federal securities laws, including, but not limited to, Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder, which shall not be earlier than twenty (20) calendar days after the date on which an Information Statement on Schedule 14C is sent to the Corporation’s shareholders.
1.Section 1.7(a) of the Plan shall be amended in its entirety to provide as follows:
“The Corporation has reserved seven million five hundred thousand (7,500,000) (7,500,000) shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.”
2.Except as expressly amended by this Amendment, the Plan shall in all other respects remain in full force and effect.
IN WITNESS WHEREOF, the Corporation’s Board has caused this Amendment to the Plan to be duly executed on this 30th day of December, 2013.

COVISINT CORPORATION

By:     /s/ David A. McGuffie
Name:    David A. McGuffie
Its:    Chief Executive Officer and President

EXHIBIT B

EXHIBIT B

Shareholder Notice under Section 407 of the MBCA

To the Shareholders:

Notice is hereby given that the holders of 30,003,000 shares of common stock of Covisint Corporation, a Michigan corporation (“Company”) (80.0% of the outstanding shares of common stock), took the following action by written consent: approved an amendment to the Covisint Corporation 2009 Long Term Incentive Plan (the “LTIP”) which increases the number of shares of the Company’s common stock available for issuance pursuant to stock-based awards granted under the LTIP from 4,500,000 to 7,500,000. Attached for your reference is a copy of the executed consent.

This Notice is being sent on January 24, 2014, to all holders of record of the Common Shares at the close of business on January 9, 2014 who did not consent to the foregoing action in writing.
By Order of the Board of Directors of
Covisint Corporation:

/s/ Robert C. Paul

Robert C. Paul
Chairman and Director

Dated: January 24, 2014

WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF
THE MAJORITY SHAREHOLDER
OF COVISINT CORPORATION
The undersigned, Compuware Corporation (the “Majority Shareholder”), is the owner of a majority of the issued and outstanding shares of common stock of Covisint Corporation, a Michigan corporation (the “Corporation”). By execution of this written consent (“Consent”), the Majority Shareholder consents to and authorizes the actions set forth in this Consent. This Consent shall be in lieu of action presented to a formal special meeting of the Corporation’s shareholders and the resolutions shall have the same force and effect as if adopted at a shareholder meeting called for the purpose of their adoption.
WHEREAS, the Corporation sponsors the Covisint Corporation 2009 Long Term Incentive Plan (the “Plan”) and pursuant to Section 10.6(b) of the Plan, the Corporation’s Board of Directors (the “Board”) may amend or modify the Plan at any time and from time to time;
WHEREAS, pursuant to a written consent dated December 30, 2013 (the “Board Consent”), the Board adopted the First Amendment to the Plan, in the form attached hereto as Exhibit A (the “Amendment”), to increase the number of shares of common stock with respect to which stock-based awards may be granted under the Plan from 4,500,000 shares to 7,500,000 shares; and
WHEREAS, in the Board Consent, the Board recommended to the Majority Shareholder that it approve the Amendment.
NOW THEREFORE, BE IT RESOLVED, that the Majority Shareholder hereby approves the Amendment, which shall become effective in accordance with Section 407 of the Michigan Business Corporation Act and applicable federal securities laws, including, but not limited to, Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder, which shall not be earlier than twenty (20) calendar days after the date on which an Information Statement on Schedule 14C is sent to the Corporation’s shareholders;
FURTHER RESOLVED, that the officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions they deem necessary or advisable in order to carry out and perform the purpose of the foregoing resolution;
FURTHER RESOLVED, that any actions taken or caused to be taken by any of such officers of the Corporation prior to the adoption of the foregoing resolutions that are within the authority conferred by such resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Corporation; and
FURTHER RESOLVED, that these resolutions may be executed in counterparts, each of which constitutes an original, and all of which, taken together, constitute one and the same original, and facsimile signatures on these resolutions shall be deemed to constitute original signatures.
[Signature Page to Follow]

The undersigned has executed this Consent as of the 2nd day of January, 2014.

MAJORITY SHAREHOLDER:
Compuware Corporation

By:    /s/ Robert C. Paul
Name:    Robert C. Paul
Title: President and Chief Executive Officer

COVISINT CORPORATION
FIRST AMENDMENT TO
COVISINT CORPORATION 2009 LONG TERM INCENTIVE PLAN
WHEREAS, the Corporation sponsors the Covisint Corporation 2009 Long Term Incentive Plan (the “Plan”) and pursuant to Section 10.6(b) of the Plan, the Corporation’s Board of Directors (the “Board”) may amend or modify the Plan at any time and from time to time;
WHEREAS, the Board has determined it is in the best interests of the Company to amend the Plan to as described below.
NOW THEREFORE, LET IT BE RESOLVED, that the Plan be amended pursuant to this First Amendment (the “Amendment”) as set forth below, subject to subsequent approval by the holder of a majority of the Corporation’s outstanding common stock. This Amendment shall become effective in accordance with Section 407 of the Michigan Business Corporation Act and applicable federal securities laws, including, but not limited to, Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder, which shall not be earlier than twenty (20) calendar days after the date on which an Information Statement on Schedule 14C is sent to the Corporation’s shareholders.
3.Section 1.7(a) of the Plan shall be amended in its entirety to provide as follows:
“The Corporation has reserved seven million five hundred thousand (7,500,000) (7,500,000) shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.”
4.Except as expressly amended by this Amendment, the Plan shall in all other respects remain in full force and effect.
IN WITNESS WHEREOF, the Corporation’s Board has caused this Amendment to the Plan to be duly executed on this ____ day of ___________, 2013.

COVISINT CORPORATION

By:     _____________________________
Name:    _____________________________
Its:    _____________________________

EXHIBIT C

COVISINT CORPORATION
2009 LONG TERM INCENTIVE PLAN

I.    GENERAL PROVISIONS

1.1    Establishment. On August 24, 2009, the Board of Directors of Covisint Corporation adopted the Covisint Corporation 2009 Long Term Incentive Plan, subject to the approval of the Corporation’s sole shareholder.

1.2    Purpose. The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees and Directors of the Corporation, its Parent and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees and Directors. It is the further purpose of the Plan to authorize certain Awards that will constitute performance-based compensation, as described in Code Section 162(m) and Treasury regulations promulgated thereunder.

1.3    Plan Duration. Subject to receipt of shareholder approval, the Plan shall become effective on August 24, 2009 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after August 24, 2019.

1.4    Definitions. As used in this Plan, the following terms have the meaning described below:

(a)    “Agreement” means the written document that sets forth the terms of a Participant’s Award.
(b)    “Annual Incentive Award” means an Award that is granted in accordance with Article VI.
(c)    “Award” means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other award granted under the Plan.
(d)    “Board” means the Board of Directors of the Corporation.
(e)    “Change in Control” means the closing or effectiveness of an acquisition of the Corporation by a third party, regardless of the form of the acquisition, including without limitation:
(i)    If the Corporation consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or consummates a statutory share exchange pursuant to which the holders of the Common Stock receive consideration for their shares by operation of law;
(ii)    If the Corporation permits any other corporation or other entity to consolidate with or merge into the Corporation and the Corporation, as the case may be, is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii)    If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing fifty point one (50.1) percent or more of the total voting power of the Common Stock of the Corporation; or
(iv)    If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets;
provided, however, that an acquisition of the Parent shall not be deemed a Change in Control under the Plan.
(f)    “Code” means the Internal Revenue Code of 1986, as amended.
(g)    “Committee” means (x) at any time prior to the Initial Public Offering, the Board and (y) at any time following the Initial Public Offering, the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “Non-Employee Directors,” as defined in Rule 16b-3 of the Exchange Act, “Outside Directors” as defined in Code Section 162(m) and Treasury regulations thereunder, and “Independent Directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.
(h)    “Common Stock” means shares of the Corporation’s authorized common stock, without par value.
(i)    “Corporation” means Covisint Corporation, a Michigan corporation.
(j)    “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a Director of the Corporation or any Parent or Subsidiary.
(k)    “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and IRS guidance issued thereunder.
(l)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan or the relevant Agreement, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant.
(m)    “Employee” means an individual who has an “employment relationship” (as defined in Treasury Regulation 1.421-1(h)) with the Corporation or any Parent or Subsidiary, and the term “employment” means employment with the Corporation, or any Parent or Subsidiary.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
(o)    “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price of the Common Stock on the Stock Exchange for the last Stock Exchange trading day immediately preceding the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise or Vesting means the closing price of the Common Stock on the Stock Exchange for the last date preceding the date of exercise or Vesting on which there were Common Stock transactions. If the Common Stock is not listed on a Stock Exchange on the determination date, “Fair Market Value” shall be determined in good faith by the Committee in accordance with any applicable resolutions or regulations of the Committee in effect at such time.
(p)    “Grant Date” means the date on which the Committee (or its delegate pursuant to authority delegated in accordance with Section 1.5(c) of this Plan) authorizes an Award, or such later date as shall be designated by the Committee.
(q)    Initial Public Offering” means the initial sale of shares of Common Stock to the public by the Corporation or its Parent after the date hereof pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-4 or Form S-8) if, immediately following the closing of such sale, shares of the Common Stock are registered under Section 12(b) or 12(g) of the Exchange Act or would be required to be so registered if the date immediately following the closing were the last day of the Corporation’s fiscal year.
(r)    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
(s)    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(t)    “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.
(u)    “Parent” means a “parent” (as defined in Code Section 424) of the Corporation, including without limitation Compuware Corporation.
(v)    “Participant” means an Employee (including an Employee who is a director of the Corporation or any Parent or Subsidiary) or Director who is designated by the Committee to participate in the Plan.
(w)    “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.
(x)    “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

•
earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•	sales/net sales, growth in sales/net sales, revenues/net revenues, growth in revenues/net revenues, billings/net billings or growth in billings/net billings;

•
return on net sales or revenues (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

•	gross profit margins;

•	cash flow, operating cash flow, free cash flow or discounted cash flow;

•	working capital;

•	market capitalization or total stock market capitalization;

•	return on investment (in cash or otherwise);

•	return on equity, assets, net assets, capital or cost of capital;

•	shareholder value;

•	total shareholder return;

•	economic value added;

•
stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); and

•	stock price.
(y)    “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).
(z)    “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).
(aa)    “Plan” means the Covisint Corporation 2009 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.
(bb)    “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

(cc)    “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.
(dd)    “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.
(ee)    “Securities Act” means the Securities Act of 1933, as amended.
(ff)    “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.
(gg)    “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised or Award Vests, whichever is applicable.
(hh)    “Subsidiary” means a “subsidiary” (as defined in Code Section 424) of the Corporation.
(ii)    “Vest,” “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable, any applicable Restriction Period has terminated or lapsed in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued, or has become payable in whole or in part due to the satisfaction of performance goals set forth in any respective Agreement pursuant to which such Award was granted or issued.
1.5    Administration.
(a)    The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.
(b)    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:
(i)    Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(ii)    Subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;
(iii)    Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;
(iv)    Determine the terms and conditions of Awards granted to Participants, and whether such terms and conditions have been satisfied, including without limitation as required in Section 7.2 of the Plan; and

(v)    Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.
(c)    Notwithstanding anything in this Plan to the contrary, to the extent permitted by applicable law, the Committee may delegate to the Chief Executive Officer of the Corporation the authority, subject to such terms and limitations as the Committee shall determine by resolution, to grant Awards to, cancel, modify, or waive rights with respect to, alter, discontinue or terminate Awards held by and otherwise exercise the Committee’s authority under this Plan with respect to Awards held by, Participants who are not persons subject to Section 16 of the Exchange Act. The acts of the Chief Executive Officer pursuant to such delegated authority shall be treated hereunder as acts of the Committee and the Chief Executive Officer shall report regularly to the Committee regarding any Award so granted or other actions taken by the Chief Executive Officer pursuant to such delegated authority.
1.6    Participants. Participants in the Plan shall be such Employees and Directors as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee or Director of the Corporation or any Parent or Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee or Director, as applicable.
1.7    Stock.
(a)    The Corporation has reserved one hundred fifty thousand (150,000) shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.
(b)    The shares subject to any portion of an Award that is forfeited, cancelled, or expires or otherwise terminates without issuance of such shares shall, to the extent of such forfeiture, cancellation, expiration, termination, again be available for issuance pursuant to Awards under the Plan to any Participant.
(c)    Shares paid to the Corporation through the tendering of shares by a Participant or the withholding of shares by the Corporation, in each case to pay the exercise or purchase price for shares subject to an Award (including, without limitation, Options and Restricted Stock) or to satisfy withholding tax liabilities, shall not be added back to the number of shares reserved under the Plan or that remain available for issuance pursuant to Awards under the Plan.
1.8    Repricing. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy (or by written consent in lieu of such a meeting if permitted by the Corporation’s bylaws), neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date or (c) the exchange of outstanding Options or Stock Appreciation Rights for cash or other Awards if the exercise price per share of such outstanding Options or Stock Appreciation Rights is less than the Fair Market Value per share as of the date of the exchange. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

II.    STOCK OPTIONS
2.1    Grant of Options. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or any Parent or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant’s Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. Dividend Equivalents shall not be paid on Option Awards.
2.2    Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten (10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Parent or Subsidiary possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110 percent of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of any Parent or Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.
2.3    Option Price. The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100 percent of the Fair Market Value on the Grant Date.
2.4    Payment for Option Shares.
(a)    The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock, on such terms and conditions as may be specified in the Participant’s Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Exercises of Options granted pursuant to the Plan using any of the above methods shall not entitle the Participant or other holder of the Option to receive any “replacement” or “reload” grant or award pursuant to any replacement option or similar program now or hereafter existing at the Corporation or any Parent or Subsidiary.

(b)    Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation or its Parent under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.
III.    STOCK APPRECIATION RIGHTS
3.1    Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date. Dividend Equivalents shall not be paid on Stock Appreciation Right Awards.
3.2    Exercise Price. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value on the Grant Date.
3.3    Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.
3.4    Stock Appreciation Right Payment. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.
3.5    Maximum Stock Appreciation Right Amount Per Share. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.
IV.    RESTRICTED STOCK AND UNITS
4.1    Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.
4.2    Restricted Stock Agreement. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares or units subject to the Award, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted

Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goal(s), as the Committee shall determine.
4.3    Transferability. Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.
4.4    Other Restrictions. The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions (or, if issued in book entry form, a notation with similar restrictive effect with respect to the book entry representing such shares). The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been granted as a Code Section 162(m) Award.
4.5    Voting Rights. During the Restriction Period, Participants holding issued and outstanding shares of Common Stock subject to an Award of Restricted Stock may exercise full voting rights with respect to the Restricted Stock, whether or not such Award has Vested.
4.6    Dividends and Dividend Equivalents.
(a)    Except as set forth below or in a Participant’s Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to issued and outstanding shares of Common Stock subject to an Award of Restricted Stock, whether or not such Award has Vested. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.
(b)    The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant (including Restricted Stock Units received in connection with prior dividends), by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Award. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.
4.7    Settlement of Restricted Stock Units. If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant, on the date on which Restricted Stock Units subject to the Participant’s Award Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding any other provision in this Plan to the contrary, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Restricted Stock Unit Vests.
V.    PERFORMANCE AWARDS
5.1    Grant of Performance Awards. The Committee, at its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goal or goals to be attained pursuant to each Performance Award.
5.2    Terms of Performance Awards.
(a)    Performance Awards shall consist of rights to receive cash, Common Stock or a combination of each, if designated performance goal(s) are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goal or goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goal(s) are to be attained, the payment schedule if the goal(s) are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted as a Code Section 162(m) Award.
(b)    Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee. Performance Awards shall be paid no later than two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Performance Award is no longer subject to a substantial risk of forfeiture.
(i)    In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goal(s) and restrictions (or shares may be issued in book entry form with a notation having similar restrictive effect with respect to the book entry representing such shares), as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goal(s) and restrictions, the Participant shall be entitled to vote the Performance Shares to the extent such shares are issued and outstanding. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goal(s) and restrictions as the other shares under the Performance Share Award.
(ii)    In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goal(s) and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, or a combination thereof.

VI.    ANNUAL INCENTIVE AWARDS
6.1    Grant of Annual Incentive Awards.
(a)    The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Annual Incentive Award shall be set forth in the Participant’s individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.
(b)    The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.
(c)    The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
6.2    Payment of Annual Incentive Awards.
(a)    Annual Incentive Awards shall be paid in cash. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is no longer subject to a substantial risk of forfeiture.
(b)    The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.
VII.    CODE SECTION 162(M) AWARDS
7.1    Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted as a Code Section 162(m) Award. Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.
(a)    Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.
(b)    For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.
7.2    Attainment of Code Section 162(m) Goals.
(a)    After each performance period, the Committee shall certify, in writing (which writing may include the minutes for any meeting of the Committee): (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.
(b)    Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.
7.3    Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, no Employee Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than twenty-five thousand (25,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than twenty-five thousand (25,000) shares; and (c) Performance Awards that are denominated in shares of Common Stock with respect to more than twenty-five thousand (25,000) shares. The maximum dollar value payable to any Employee Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in cash is the lesser of one million dollars ($1,000,000) or two (2) times the Participant’s base salary as of the beginning of the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.
VIII.    TERMINATION OF EMPLOYMENT OR SERVICES
8.1    Options and Stock Appreciation Rights.
(a)    If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than the Participant’s death, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant’s Agreement. If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s death, the Option or Stock Appreciation Right shall accelerate and become fully Vested and exercisable and may be exercised to the extent provided in paragraph (c) below, unless provided otherwise in a Participant’s Agreement.
(b)    If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than the Participant’s death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a

Participant’s Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.
(c)    If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s death while the Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. The beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant’s date of death.
(d)    If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c) above.
(e)    The Committee, at the time of a Participant’s termination of employment or services, may accelerate a Participant’s right to exercise an Option or, subject to Code Section 409A and Section 2.1 of the Plan, may extend an Option term.
8.2    Restricted Stock and Restricted Stock Units. If a Participant’s employment or services are terminated for any reason other than death, the Participant’s right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant). If a Participant’s employment or services are terminated due to the Participant’s death, the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws, unless provided otherwise in a Participant’s Agreement. The Committee, in its sole discretion, may provide in a Participant’s Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant’s employment or services are terminated or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant’s Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Participant’s termination of employment due to death or Disability prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
8.3    Performance Awards. Performance Awards shall expire and be forfeited by a Participant upon the termination of Participant’s employment or services for any reason to the extent the associated performance goals and restrictions have not yet been attained. The Committee, in its discretion, may provide in a Participant’s Agreement or, subject to Code Section 409A, may provide otherwise for the continuation or acceleration of a Performance Award after a Participant’s employment or services are terminated or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in a Participant’s Agreement or otherwise with respect to such an Award that upon the Participant’s termination of employment or services due to death or Disability prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
8.4    Annual Incentive Awards.
(a)    A Participant who has been granted an Annual Incentive Award and whose employment or services terminate due to Disability or death prior to the end of the Corporation’s fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services during the fiscal year, if the applicable performance goal(s) are otherwise satisfied for the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as Annual Incentive Awards are paid to Employees generally. In the event of the Participant’s death, such prorated Annual Incentive Award shall be paid to the Participant’s designated beneficiary.
(b)    Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and whose employment or services terminate for any reason other than Disability or death before the payment date of an Annual Incentive Award, shall forfeit the right to the Annual Incentive Award payment for that fiscal year.
8.5    Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Parent or Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Parent or Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.
IX.    ADJUSTMENTS AND CHANGE IN CONTROL
9.1    Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion). For the avoidance of doubt, in the event the Corporation shall at any time modify its articles of incorporation so that multiple classes or series of Common Stock of the Corporation are authorized for issuance, it shall be equitable and appropriate for all purposes under this Plan for the Committee to determine, in its sole discretion, that outstanding Options and other Awards will thereafter be exercisable for, settled in or converted into shares of any class or series of authorized Common Stock (including without limitation a class or series of Common Stock with no voting rights or diminished voting rights in comparison to other classes or series of Common Stock into which then outstanding shares of Common Stock are converted in connection with such merger, reorganization, consolidation, recapitalization, dividend, distribution or similar transaction).
9.2    Change in Control.

(a)    Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that upon a Change in Control, any or all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Annual Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); or (v) such other treatment as the Committee may determine.
(b)    The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.
X.    MISCELLANEOUS
10.1    Partial Exercise/Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option or Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.
10.2    Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.
10.3    Non Assignability; Certificate Legend; Removal.
(a)    Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.
(b)    Each certificate representing shares of Common Stock subject to an Award, to the extent a certificate is issued, shall bear the following legend:
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Covisint Corporation 2009 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated [Month DD, YYYY]. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Covisint Corporation.
If shares are issued in book entry form, a notation to the same restrictive effect as the legend above shall be placed on the transfer agent’s books in connection with such shares.
(c)    Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate (or notation removed from such book entry).
10.4    Securities Laws.
(a)    Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of any Stock Exchange on which the Common Stock may be listed, the provisions of any State or foreign laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws. Prior to any grant of an Award or sale of shares upon exercise of an Option not registered under the Securities Act, the Corporation shall deliver the information required by Rule 701 under the Securities Act to the extent necessary for such grant or sale to be exempt from registration under the Securities Act.
(b)    The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State or foreign securities laws applicable to such shares.

10.5    Withholding Taxes.
(a)    The Participant’s employer shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award or Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 2.4(a)(ii) may also be utilized to satisfy the withholding requirements related to the exercise of an Option.
(b)    Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation or its Parent under generally accepted accounting principles.
10.6    Termination and Amendment.
(a)    The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after August 24, 2019.
(b)    The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.
(c)    No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.
10.7    Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are “Specified Employees” (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A and the delay is required thereunder.

10.8    Effect on Employment or Services. Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation, the Parent or a Subsidiary.
10.9    Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.
10.10    Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.
10.11    Beneficiary Designation. Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.
10.12    Unfunded Obligation. A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.
10.13    Approval of Plan. The Plan shall be subject to the approval of the holder(s) of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board or, in lieu of such a meeting, by written consent of the holders of at least a majority of the shares outstanding and entitled to give consent. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve (12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.
10.14    Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.
IN WITNESS WHEREOF, this Covisint Corporation 2009 Long Term Incentive Plan has been executed on behalf of the Corporation on this 24th day of August, 2009.

COVISINT CORPORATION

By: /s/ David McGuffie
David McGuffie
Its: President

BOARD APPROVAL: 08/24/09
SHAREHOLDER APPROVAL: 08/24/09